UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number            811-21969

                                             The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                     Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: September 30, 2013

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

The Schedule(s) of Investments is attached herewith.

The GDL Fund Third Quarter Report — September 30, 2013

To Our Shareholders,

For the quarter ended September 30, 2013, the net asset value (“NAV”) total return of The GDL Fund was 1.7%, compared with a total return of 0.02% for the 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 1.8%. The Fund’s NAV per share was $12.87, while the price of the publicly traded shares closed at $11.28 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed is the schedule of investments as of September 30, 2013.

Comparative Results

Average Annual Returns through September 30, 2013 (a) (Unaudited)
	Quarter	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	1.70%	5.82%	3.61%	3.35%	2.71%
Investment Total Return (c)	1.83	6.52	3.60	5.83	1.10
3 Month U.S. Treasury Bill Index	0.02	0.10	0.10	0.17	1.07

(a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)    Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)    Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

The GDL Fund

Schedule of Investments — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS — 59.8%
	Aerospace and Defense — 0.2%
32,000	Exelis Inc.	$502,720
6,000	Kratos Defense & Security Solutions Inc.†	49,680
76,000	The Allied Defense Group Inc.†	396,720

		949,120

	Automotive: Parts and Accessories — 0.6%
5,500	Cooper Tire & Rubber Co.	169,400
185,000	The Pep Boys - Manny, Moe & Jack†	2,306,950

		2,476,350

	Broadcasting — 1.5%
455,000	Belo Corp., Cl. A	6,233,500

	Building and Construction — 0.2%
23,000	Fortune Brands Home & Security Inc.	957,490

	Business Services — 1.3%
4,000	Acxiom Corp.†	113,560
92,138	Clear Channel Outdoor Holdings Inc., Cl. A†	755,532
200,000	GrainCorp Ltd., Cl. A	2,304,256
51,228	Michael Baker Corp.	2,073,197
1,000	National Technical Systems Inc.†	22,850
10,000	The Active Network Inc.†	143,100
1,500	TMS International Corp., Cl. A	26,160

		5,438,655

	Cable and Satellite — 3.0%
9,000	AMC Networks Inc., Cl. A†	616,320
220,000	British Sky Broadcasting Group plc	3,098,592
10,000	Cablevision Systems Corp., Cl. A	168,400
50,000	Kabel Deutschland Holding AG†	5,878,135
12,910	Liberty Global plc, Cl. A†	1,024,409
9,640	Liberty Global plc, Cl. C†	727,145
100,000	Sky Deutschland AG†	921,156

		12,434,157

	Computer Hardware — 4.2%
1,270,000	Dell Inc.	17,487,900

	Computer Software and Services — 5.3%
224,600	BMC Software Stub	11,230
2,000	Ebix Inc.	19,880
2,000	Mentor Graphics Corp.	46,740
247,000	Sourcefire Inc.†	18,752,240
125,000	Stonesoft OYJ†	754,214
65,000	Yahoo! Inc.†	2,155,400

		21,739,704

	Consumer Products and Services — 2.6%
76,000	Avon Products Inc.(a)	1,565,600
18,000	Harman International Industries Inc.	1,192,140
61,000	Maidenform Brands Inc.†	1,432,890
2,000	Prestige Brands Holdings Inc.†	60,240

Shares		Market Value
500,000	Stewart Enterprises Inc., Cl. A	$6,570,000

		10,820,870

	Diversified Industrial — 0.5%
15,000	ITT Corp.	539,250
11,000	Kaydon Corp.	390,720
48,000	Myers Industries Inc.	965,280

		1,895,250

	Educational Services — 0.0%
12,000	Corinthian Colleges Inc.†	26,280

	Electronics — 1.2%
211,700	Alliance Semiconductor Corp.†	107,967
5,000	Anaren Inc.†	127,500
77,500	Bel Fuse Inc., Cl. A	1,342,300
480,000	Laird plc	1,712,676
5,000	Molex Inc.	192,600
41,000	Molex Inc., Cl. A	1,569,480

		5,052,523

	Energy and Utilities — 5.2%
4,000	Atlas Energy LP	218,520
200	Berry Petroleum Co., Cl. A	8,626
270,000	Dragon Oil plc	2,543,954
72,000	Endesa SA†	1,875,538
460,000	Gulf Coast Ultra Deep Royalty Trust†	1,002,800
19,000	Heritage Oil plc†	54,752
10,000	NRG Energy Inc.	273,300
648,375	NV Energy Inc.	15,308,134
1,000	Origin Energy Ltd.	13,154
1,500	Petrominerales Ltd.	17,038
2,000	Silverwillow Energy Corp.†	699
400	Walter Energy Inc.	5,612
100,000	WesternZagros Resources Ltd.†	93,199

		21,415,326

	Equipment and Supplies — 0.1%
511,000	Gerber Scientific Inc., Escrow†	5,110
1,000	The Middleby Corp.†	208,910

		214,020

	Financial Services — 0.9%
34,600	American Safety Insurance Holdings Ltd.†	1,044,920
68,000	First Niagara Financial Group Inc.	705,160
30,000	Hudson City Bancorp Inc.	271,500
14,000	Lender Processing Services Inc.	465,780
40,000	SLM Corp.	996,000
5,000	Sterling Bancorp	68,650

		3,552,010

	Food and Beverage — 2.9%
8,000	Beam Inc.	517,200
1,000	Cermaq ASA	17,461
210,000	China Huiyuan Juice Group Ltd.†	136,464

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
222,000	Dole Food Co. Inc.†	$3,023,640
24,000	Hillshire Brands Co.	737,760
1,640,000	Parmalat SpA	5,493,439
9,500	Post Holdings Inc.†	383,515
3,255,000	Yashili International Holdings Ltd.	1,519,243

		11,828,722

	Health Care — 15.3%
8,000	ArthroCare Corp.†	284,640
72,000	Astex Pharmaceuticals†	610,560
200,000	CML HealthCare Inc.	2,085,336
200	Cornerstone Therapeutics Inc.†	1,882
455,000	Elan Corp. plc, ADR†	7,088,900
75,000	Greenway Medical Technologies†	1,548,750
18,000	Hi-Tech Pharmacal Co. Inc.	776,700
1,000	ICU Medical Inc.†	67,930
17,000	Illumina Inc.†	1,374,110
1,000	Lexicon Pharmaceuticals Inc.†	2,370
140,000	Life Technologies Corp.†	10,476,200
135,000	MAKO Surgical Corp.†	3,983,850
184,500	Maxygen Inc.†	5,535
135,000	Onyx Pharmaceuticals Inc.†	16,830,450
31,000	Optimer Pharmaceuticals Inc.†	390,600
34,000	Rhoen Klinikum AG	873,711
40,000	Rochester Medical Corp.†	798,400
60,000	Shoppers Drug Mart Corp.	3,455,366
60,000	Smith & Nephew plc	748,907
1,000	Synageva BioPharma Corp.†	63,310
1,000	Taro Pharmaceuticals Industries Ltd.†	76,000
527,686	Vanguard Health Systems Inc.†	11,086,683
5,000	Verenium Corp.†	19,850
1,241	Wright Medical Group Inc.†	32,365
13,000	WuXi PharmaTech Cayman Inc., ADR†	356,200

		63,038,605

	Hotels and Gaming — 3.7%
1,000	MGM Resorts International†	20,440
28,000	Orient-Express Hotels Ltd., Cl. A†	363,440
130,000	SHFL Entertainment Inc.†	2,990,000
450,700	WMS Industries Inc.†	11,695,665

		15,069,545

	Machinery — 0.3%
3,000	CNH Industrial NV†	38,475
42,000	Xylem Inc.	1,173,060

		1,211,535

	Materials — 0.2%
53,200	Zoltek Companies Inc.†	887,908

	Metals and Mining — 0.5%
195,000	AuRico Gold Inc.	742,950

Shares		Market Value
28,000	Camino Minerals Corp.†	$951
10,000	Hoganas AB, Cl. B	524,375
1,000	Jaguar Mining Inc.†	190
14,000	Lonmin plc†	72,368
3,000	Pan American Silver Corp.	31,688
1,000	Uranium One Inc.†	2,767
16,000	Vulcan Materials Co.	828,960

		2,204,249

	Paper and Forest Products — 0.2%
1,000	Ainsworth Lumber Co. Ltd.†	3,845
1,000	Boise Inc.	12,600
650,000	Vinda International Holdings Ltd.	918,527

		934,972

	Publishing — 0.0%
136,000	SCMP Group Ltd.	34,193

	Real Estate — 0.0%
100	Colonial Properties Trust	2,249

	Retail — 2.1%
61,000	Harris Teeter Supermarkets Inc.	3,000,590
3,000	Nash Finch Co.	79,230
340,000	Saks Inc.†	5,419,600

		8,499,420

	Semiconductors — 1.8%
2,500	LTX-Credence Corp.†	16,450
20,000	PLX Technology Inc.†	120,400
313,223	Volterra Semiconductor Corp.†	7,204,129

		7,340,979

	Specialty Chemicals — 0.1%
3,000	Ashland Inc.	277,440
4,000	SGL Carbon SE	152,169

		429,609

	Telecommunications — 2.9%
690,000	Asia Satellite Telecommunications Holdings Ltd.	2,597,764
100,000	Koninklijke KPN NV†	318,596
3,926	Sprint Corp.†	24,380
180,000	Telenet Group Holding NV	8,962,499
500	Ziggo Bond Co. BV	20,252

		11,923,491

	Transportation — 1.0%
430,000	TNT Express NV	3,925,485

	Wireless Communications — 1.8%
6,000	Blackberry Ltd.†	47,700
470,000	Leap Wireless International Inc.†	7,421,300

		7,469,000

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Shares		Market Value
	COMMON STOCKS (Continued)
	Wireless Telecommunications Services — 0.2%
25,000	T-Mobile US Inc.	$649,250

	TOTAL COMMON STOCKS	246,142,367

	RIGHTS — 0.1%
	Health Care — 0.1%
187,200	Adolor Corp., expire 07/01/19†	97,344
201,600	American Medical Alert Corp.†	2,016
90,200	Clinical Data Inc., CVR, expire 04/14/18†	85,690
100	Omthera Pharmaceuticals Inc., expire 12/31/20†	60
186,000	Trius Therapeutics, CVR†	24,180
5,000	Wright Medical Group Inc., CVR, expire 03/01/19†	1,775

	TOTAL RIGHTS	211,065

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	173,950

	Metals and Mining — 0.0%
220	Kinross Gold Corp., expire 09/17/14†	13

	TOTAL WARRANTS	173,963

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 40.1%
$164,917,000	U.S. Treasury Bills, 0.010% to 0.085%††, 10/03/13 to 04/03/14(b)	164,910,433

	TOTAL INVESTMENTS — 100.0% (Cost $402,206,127)	$411,437,828

	Aggregate tax cost	$403,117,456

	Gross unrealized appreciation	$14,360,279
	Gross unrealized depreciation	(6,039,907)

	Net unrealized appreciation/depreciation	$8,320,372

Principal Amount		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS
9,000,000(c)	Deliver British Pounds in exchange for United States Dollars 14,567,036(d)	10/25/13	$(99,086)
21,000,000(e)	Deliver Euros in exchange for United States Dollars 28,411,589(d)	10/25/13	(18,116)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		$(117,202)

Notional Amount		Termination Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$ 287,400	Gulf Keystone Petroleum Ltd.(f)	06/27/14	$(4,773)
(90,000 Shares)
12,781,831	Invensys plc(f)	07/17/14	117,580
(1,600,000 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		$112,807

(a)

At September 30, 2013, securities, or a portion thereof, with a value of $762,200 were reserved and/or pledged for collateral with the custodian for equity contract for difference swap agreements and forward foreign exchange contracts.

(b)	At September 30, 2013, $74,400,000 of the principal amount was pledged as collateral for equity contract for difference swap agreements and forward foreign exchange contracts.
(c)	Principal amount denoted in British Pounds.
(d)	At September 30, 2013, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.
(e)	Principal amount denoted in Euros.
(f)	At September 30, 2013, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR American	Depositary Receipt
CVR Contingent	Value Right

See accompanying notes to schedule of investments.

The GDL Fund

Schedule of Investments (Continued) — September 30, 2013 (Unaudited)

Geographic Diversification	% of Market Value	Market Value
Long Positions
North America	86.8%	$356,998,013
Europe	10.4	42,607,701
Asia/Pacific	1.9	7,879,801
Africa/Middle East	0.6	2,543,953
Latin America	0.3	1,408,360

Total Investments	100.0%	$411,437,828

See accompanying notes to schedule of investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited)

The Fund’s schedule of investments is prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its schedule of investments.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of September 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 9/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Aerospace and Defense	$552,400	—	$396,720	$949,120
Computer Software and Services	21,728,474	—	11,230	21,739,704
Equipment and Supplies	208,910	—	5,110	214,020
Health Care	63,033,070	—	5,535	63,038,605
Other Industries (a)	160,200,918	—	—	160,200,918
Total Common Stocks	245,723,772	—	418,595	246,142,367
Rights(a)	1,775	—	209,290	211,065
Warrants(a)	173,963	—	—	173,963
U.S. Government Obligations	—	$164,910,433	—	164,910,433
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$245,899,510	$164,910,433	$627,885	$411,437,828
OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	$ 117,580	—	$117,580
LIABILITIES (Unrealized Depreciation):*
EQUITY CONTRACT
Contract for Difference Swap Agreements	—	(4,773)	—	(4,773)
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	(117,202)	—	(117,202)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$ (4,395)	—	$(4,395)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the period ended September 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at September 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund has entered into equity contract for difference swap agreement with The Goldman Sachs Group, Inc. Details of the swap at September 30, 2013 are reflected within the Schedule of Investments and further details as follows:

Notional Amount	Equity Security Received	Interest Rate/ Equity Security Paid	Termination Date	Net Unrealized Appreciation/ Depreciation
$287,400 (90,000 Shares)	Market Value Appreciation on: Gulf Keystone Petroleum Ltd.	One Month LIBOR plus 90 bps plus Market Value Depreciation on: Gulf Keystone Petroleum Ltd.	6/27/14	$(4,773)
12,781,831 (1,600,000 Shares)	Invensys plc	Invensys plc	7/17/14	117,580

				$112,807

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at September 30, 2013 are presented within the Schedule of Investments.

The following table summarizes the net unrealized appreciation/(depreciation) of derivatives held at September 30, 2013 by primary risk exposure:

Asset Derivatives:	Net Unrealized Appreciation/ Depreciation

Equity Contracts	$ 117,580

Liability Derivatives:

Equity Contracts	$ (4,773)

Forward Foreign Exchange Contracts	(117,202)

Total	$(121,975)

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. There were no securities sold short at September 30, 2013.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

The GDL Fund

Notes to Schedule of Investments (Unaudited) (Continued)

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At September 30, 2013, the Fund held no investments in restricted securities.

Tax Information. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Mario d’Urso

Former Italian Senator

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Michael J. Melarkey

Partner,

Avansino, Melarkey, Knobel,

Mulligan & McKenzie

Edward T. Tokar

Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President &

Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President

Christopher J. Paccico

Assistant Vice President & Ombudsman

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

AMERICAN STOCK TRANSFER AND

TRUST COMPANY

GDL Q3/2013

Item 2. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	11/20/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	11/20/2013

*	Print the name and title of each signing officer under his or her signature.